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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                -----------------


                        Date of Report: December 2, 2005
                        (Date of earliest event reported)


                               TEMPLE-INLAND INC.
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                  001-08634                     75-1903917
(State or Other Jurisdiction    (Commission                   (IRS Employer
       of Incorporation)        File Number)               Identification No.)


                1300 MoPac Expressway South, Austin, Texas 78746
          (Address of Principal Executive Offices, including Zip code)

                                 (512) 434-5800
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240. 13e-4(c))


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Item 8.01 Other Events

     On December 2, 2005, Temple-Inland Inc. (the "Company") entered into an Underwriting Agreement with Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein, in connection with the offer and sale of $250,000,000 aggregate principal amount of the Company's 6.375% Senior Notes due 2016 and $250,000,000 aggregate principal amount of the Company's 6.625% Senior Notes due 2018.

     In connection with the offering of these notes, the Company is filing certain exhibits as part of this Form 8-K that are to be incorporated by reference in their entirety into the Company's Registrations Statement (File No. 333-130034).

Item 9.01. Financial Statements and Exhibits.

Exhibits.

     1.1 Underwriting Agreement, dated December 2, 2005, between the Company and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein, in connection with the offer and sale of $250,000,000 aggregate principal amount of the Company's 6.375% Senior Notes due 2016 and $250,000,000 aggregate principal amount of the Company's 6.625% Senior Notes due 2018.

     4.1  Form of Global Note for the Company's 6.375% Senior Notes due 2016.

     4.2  Form of Global Note for the Company's 6.625% Senior Notes due 2018.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TEMPLE-INLAND INC.



Date: December 2, 2005               By:  /s/ Grant F. Adamson
                                          --------------------------
                                          Name:  Grant F. Adamson
                                          Title: Vice President - Governance



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                                  EXHIBIT INDEX
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Exhibit   Description
-------   -----------
1.1 Underwriting Agreement, dated December 2, 2005, between the Company and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein, in connection with the offer and sale of $250,000,000 aggregate principal amount of the Company's 6.375% Senior Notes due 2016 and $250,000,000 aggregate principal amount of the Company's 6.625% Senior Notes due 2018.
4.1       Form of Global Note for the Company's 6.375% Senior Notes due 2016.
4.2       Form of Global Note for the Company's 6.625% Senior Notes due 2018.














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